UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2007


                              STATION CASINOS, INC
                              --------------------
             (Exact name of registrant as specified in its charter)


        Nevada                      000-21640                  88-0136443
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   (State or other                 (Commission               (I.R.S. Employer
    jurisdiction                   File Number)             Identification No.)
  of incorporation)

1505 South Pavilion Center Drive, Las Vegas, Nevada              89135
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (702) 495-3000
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 9, 2007, Station Casinos, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2007 and other Company-related news. A copy of the press release is attached to this Current Report as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    Exhibits.

    99.1          Press Release, dated November 9, 2007, issued by Station.

The information, including exhibits attached thereto, of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Station Casinos, Inc.



Date:    November 9, 2007              By:

                                                --------------------------------
                                                Thomas M. Friel
                                                Executive Vice President, Chief
                                                Accounting Officer and Treasurer